================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 21, 2006
                                                         -----------------



                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                      1-31655              25-1532164
----------------------------           -----------------     -------------------
(State or other jurisdiction           (Commission File        (IRS Employer
of incorporation)                          Number)           Identification No.)


309 Main Street, Irwin, Pennsylvania                               15642
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                                IBT BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01   Entry into a Material Definitive Agreement
---------   ------------------------------------------

         On February 21, 2006, the Registrant entered into a Medical Insurance Continuation Agreement with its President, Charles G. Urtin (the "Agreement"). The Agreement provides that if Mr. Urtin's employment is terminated by Irwin Bank and Trust Company (the "Bank") for any reason prior to the date that Mr. Urtin shall attain age 65, Mr. Urtin and his dependent family shall be eligible to continue to participate in medical and dental insurance plans sponsored by the Bank or the Registrant and any successor thereto, with the cost of such premiums paid by the Bank until such time that Mr. Urtin and his spouse shall be eligible for coverage under the Federal Medicare System or any successor program.

         A copy of the Agreement, is included with this Form 8-K as an exhibit.


Item 9.01   Financial Statements and Exhibits
---------   ---------------------------------

         (d) The following exhibit is filed with this report.

                  Number   Description
                  ------   -----------

                  10.1     Medical Insurance Continuation Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IBT BANCORP, INC.


Date: March 6, 2006                      By:    /s/Raymond G. Suchta
                                                --------------------------------
                                                Raymond G. Suchta
                                                Chief Financial Officer
                                                (Duly Authorized Representative)